Wright + Cartiva Transaction Overview August 27, 2018 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “could,” “may,” “will,” “believe,” “estimate,” “continue,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements about the market opportunity, clinical performance and market acceptance of Cartiva’s products, the anticipated financial performance of Cartiva’s products and the effect of the Cartiva acquisition on the company’s financial performance, the company’s anticipated sale of equity securities to fund the Cartiva acquisition, the company’s anticipated financial results for 2018, and the company’s future growth prospects. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure of the Cartiva acquisition to close or a delay in the closing, the inability of the company to complete the anticipated sale of equity securities to finance the Cartiva acquisition, failure to achieve the anticipated financial benefits of the Cartiva acquisition, unanticipated clinical performance issues with Cartiva products or the introduction of competitive products with clinical performance attributes that are superior to Cartiva products, failure to achieve wide market acceptance of the Cartiva products due to clinical, regulatory, cost, reimbursement or other issues, failure to achieve anticipated financial results for 2018, the failure of the company’s 2017 U.S. sales force additions to achieve expected results, delay or failure to drive U.S. lower extremities or biologics sales to anticipated levels; continued supply constraints; failure to integrate the legacy Wright and Tornier businesses and realize net sales synergies and cost savings from the merger with Tornier or delay in realization thereof; operating costs and business disruption as a result of the merger, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; integration costs; actual or contingent liabilities; adverse effects of diverting resources and attention to providing transition services to the purchaser of the large joints business; the adequacy of the company’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated commercial sales of our AUGMENT® Bone Graft and other new products; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with the metal-on-metal master settlement agreement and the settlement agreement with the three settling insurers; risks associated with the subsequent metal-on-metal settlement agreements and ability to obtain the additional new insurance proceeds contingent thereon; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K for the year ended December 31, 2017 filed by Wright with the SEC on February 28, 2018 and subsequent SEC filings by Wright, including without limitation its Quarterly Reports on Form 10-Q for the quarters ended April 1, 2018 and July 1, 2018. Investors should not place considerable reliance on the forward-looking statements contained in this presentation. Investors are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this presentation, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

To supplement the company’s consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles, the company uses certain non-GAAP financial measures in this presentation. The company’s non-GAAP financial measures include net sales, excluding the impact of foreign currency; pro forma revenue growth rate (on a constant currency basis); non-GAAP adjusted earnings per share; non-GAAP adjusted EBITDA from continuing operations; and non-GAAP adjusted EBITDA margin from continuing operations. The company's management believes that the presentation of these measures provides useful information to investors, including with respect to management’s expectations regarding the impact of the Cartiva acquisition. The company’s non-GAAP financial measures exclude such items as the impact of foreign currency fluctuations, non-cash interest expense related to the company's convertible notes, non-cash loss on extinguishment of debt, transaction and transition costs, net gains and losses on mark-to-market adjustments on CVRs and derivative assets and liabilities, net non-cash gains and losses on foreign currency translation, all of which may be highly variable, difficult to predict and of a size that could have substantial impact on the company's reported results of operations for a period. For these reasons the company cannot reasonably predict with sufficient reliability all of the necessary components of the comparable GAAP measure for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures. Projections regarding the expected impact of the potential acquisition are based on internal forecasts of both Wright and Cartiva non-GAAP financial measures, and exclude the impact of purchase accounting adjustments, acquisition-related costs, and other items that can have a substantial impact on GAAP measures of financial performance. Management uses the non-GAAP measures in this release internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets, as well as the evaluation of strategic opportunities. Investors should consider non-GAAP financial measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. With respect to any historical non-GAAP financial measures that may be discussed, reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in the company’s prior Current Reports on Form 8-K filed with the SEC, or otherwise available in the “Investor Relations - Supplemental Financial Information” section of the company's corporate website located at www.wright.com. Note on Non-GAAP Financial Measures

Only PMA FDA-approved cartilage-like polymer Treats most common arthritic condition of the foot (great toe osteoarthritis), with ~120K surgeries annually in U.S. Since approval, implant has been used in over 10,000 procedures in the United States Compelling, level 1 clinical data supports product’s ability to preserve motion over fusion Efficient, single-use, disposable instrumentation and simple surgical procedure Current sales growth in excess of 50% Best-in-class gross margins of ~90+% Cartiva is a PMA FDA-approved, high-growth product with a very attractive financial profile Cartiva Highlights Expected to be Accretive to Wright’s Pro Forma Revenue Growth Rate, non-GAAP adj. EBITDA margin, non-GAAP EPS and Cash Flow in 2019

About Cartiva Private, orthopedic medical device company focused on treatment of osteoarthritis of the extremities Lead product, a synthetic cartilage implant for osteoarthritis at the base of the great toe, received U.S. Premarket Approval (PMA) in July 2016 for initial indication. Additional regulatory approvals obtained in Canada, EU, Brazil, Chile and Australia Single-use, sterile instrumentation offers increased efficiencies ~46 employees headquartered near Atlanta, GA Manufacturing facility with 50,000 unit production capacity (north Atlanta) Company Website: https://www.cartiva.net Company Overview

Cartiva Strategic Rationale

Enhances/Accelerates our Revenue Growth

- *Expected Cartiva 2019 revenues of ~$47mm*
- *Expected to accelerate Wright's pro forma 2019 revenue growth by ~1%*[1]

Accelerates our Product Platform Strategy

- *~90+% gross margins with very low inventory investment*
- *Disposable instrument kit accelerates transition to sterile, low-working capital portfolio*
- *Profitability and cash flow characteristics of a biologic*

Extends our # 1 Foot & Ankle Position

- *Differentiated technology for high volume foot & ankle procedure*
- *1 of only 4 orthopaedic PMAs (2 of other 3 owned by Wright today in other product categories)*
- *Strong market expansion opportunity*

Fits Perfectly with our Salesforce

- *Same call point & same procedures as serviced today*
- *Simple procedure, low learning curve and strong clinical data*
- *Strong pull-through opportunity*

Achieves our Financial Objectives

- *Expected to contribute ~$20 million adjusted EBITDA to 2019*
- *Expected to improve Wright's pro forma 2019 adjusted EBITDA margins by ~1%*
- *Expect strong cash flows and EBITDA contribution*
- *Very minimal integration required*

Expected to be Accretive to Wright's Pro Forma Revenue Growth Rate, non-GAAP adj. EBITDA margin, non-GAAP EPS and Cash Flow in 2019

[1] Assumes Cartiva owned for full-year 2018

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Cartiva’s MOTION clinical study was a multi-center randomized controlled trial that provided the basis of FDA PMA approval in 2016 for the treatment of great toe arthritis 5.8-year post-approval outcomes (below) were largely in line with clinical study results 97% median reduction in pain 176% median improvement in sporting activities 25% improvement in range of motion from baseline 93% of patients say they would have the procedure again Product Overview Supported by compelling clinical evidence, Cartiva is experiencing rapid commercial adoption and is well positioned for future growth as it addresses large markets with significant unmet needs. Unlike fusion, Cartiva reduces joint pain without sacrificing the foot’s natural movement and retaining mobility and range of motion. Cartiva Product Overview Cartiva’s lead product is a Synthetic Cartilage Implant (SCI) currently approved for the treatment of great toe arthritis Implant is composed of a biocompatible, durable, low-friction organic polymer Procedure is typically performed in an outpatient setting with the entire surgery typically taking ~35 minutes Due to a less restrictive rehabilitation protocol, Cartiva patients return to activities of daily living faster than patients who undergo a fusion procedure Potential for future applications Compelling Clinical Evidence

WRIGHT
FOCUSED EXCELLENCE

Significant Total Addressable Market Opportunity

~$400 Million U.S. Market Opportunity

~120,000 procedures annually

Market Conversion Opportunity
(From MTP fusions to Cartiva)

~51,500 procedures

Market Expansion Opportunity
(From cheilectomies to Cartiva)

~52,500 procedures

PREMIUM AVERAGE SELLING PRICE OF ~$3500

Additional market expansion opportunity from international and earlier treatment of patients

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Cartiva Transaction Summary Purchase price $435 million cash Key financial metrics Expected revenues of ~$47 million and adjusted EBITDA of ~$20 million in 2019 Expected to improve Wright’s pro forma net sales growth rate and adjusted EBITDA margins by ~1% in 2019 ~90+% gross margins expected to be accretive to gross margins in 2019 Expected to be accretive to adjusted EPS and cash flow in 2019 Financing The company anticipates funding the purchase price through the sale of equity securities. This presentation is not an offer to sell or a solicitation of offers to buy any securities. Any financing will be conducted pursuant to separate offering materials. Timing Expected to close in fourth quarter of 2018 Wright will provide updated full-year 2018 guidance, including impact of Cartiva acquisition, post close of transaction.

Guidance range communicated on 8/27/2018. The fact that we include these projections in this presentation should not be taken to mean that these amounts continue to be our projections as of any subsequent date. Adj. EBITDA from continuing operations, which is measured by adding back to net income/loss from continuing operations charges for interest, income taxes, depreciation and amortization expenses, non-cash share-based compensation expense, non-operating income and expense, and transaction and transition costs. Based on strong performance of the business in 3Q to date, Wright raises full-year 2018 net sales guidance, excluding the impact of the Cartiva acquisition Reaffirming Adj. EBITDA from Continuing Operations(1,2) $ $106 million to $113 million Net Sales from Continuing Operations(1) $812 million to $822 million

IN SUMMARY: Cartiva Will Accelerate Wright’s Growth Opportunities Expected to immediately add base of fast-growing, gross margin and EBITDA margin accretive revenue Only PMA FDA-approved cartilage-like polymer – extends Wright’s technology leadership position in fast-growing and underpenetrated foot & ankle space Treats most common arthritic condition of the foot (osteoarthritis), with ~120K surgeries annually in U.S. Significant $400 million total addressable market opportunity, with additional future market expansion opportunity Compelling, level 1 clinical data supports product’s ability to preserve motion over fusion Efficient, single-use, disposable instrumentation and simple surgical procedure Expect combination of best-in-class ~90+% gross margins, single-use instruments and low inventory requirements will make Cartiva the most profitable product in our portfolio Expected to easily integrate into Wright’s lower extremities organization Expected to be Accretive to Wright’s Pro Forma Revenue Growth Rate, non-GAAP adj. EBITDA margin, non-GAAP EPS and Cash Flow in 2019